UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period:  October 31, 2017

Item 1. Reports to Stockholders.

Highmore Managed Volatility Fund

Institutional Class – hmvzx

Annual Report

October 31, 2017

HIGHMORE MANAGED VOLATILITY FUND

December 29, 2017

Dear Shareholders:

The Highmore Managed Volatility Fund is designed to be a long-term investment that aims to provide positive performance in periods of equity market declines including bear markets and generate positive expected returns over multiple investment cycles. When held in conjunction with a stock portfolio, the Fund seeks to allow investors to hold stocks for the long term in order to grow capital by reducing the effects of market turbulence with an aim to enhance the traditional diversification approach of 60/40 allocation between stocks and bonds by incorporating the Fund into portfolios.  Investors should view the investment in the Fund in combination with their equity portfolio that aims to reduce risk and enhance the long-term performance of their equity portfolio through limiting participation in market declines.

The Fund is positioned to provide downside stability in periods of market sell-offs characterized by volatility trending upwards.  The portfolio is comprised of positions that have significant upside in trending volatile markets combined with defined and limited downside risk, expressed typically through index options and financial futures.

The Fund returned -2.01% during Q1 2017 against the backdrop of rising equity markets combined with both low and declining volatility, volatility remained low during Q2 and Q3 where the Fund returned -5.92% and -0.87% respectively.

Financial markets in our view exhibited high levels of complacency reflected by the VIX (measure of implied volatility) averaging 11.69% in the 1st quarter, the 2nd lowest reading on record at the time. During the second and third quarters volatility averaged 11.42% and 10.94% in our assessment, this is not a normal environment.

We starting deploying capital on 20th January and equity markets trended upwards for the balance of the month of January.  The Fund returned +0.61% in February, a month that was characterized by a sharp rise in risk assets with the S&P 500 Index up +3.72% and the VIX up 9.40%.

In March, we experienced a decline of -2.10% against a backdrop of directionless markets and declining volatility, the most challenging environment for the strategy. The Fund was able to demonstrate its diversification benefits and its intended role in portfolios on the 17th of May when the S&P 500 declined -1.82% due to political concerns over the Trump Administration. The Fund gained +1.36% on that day. Equity markets did not continue to decline over the following trading days and in fact quickly recovered while volatility reverted back to historically depressed levels.  It is important to maintain perspective that a -1.82% decline is not considered an extreme move, but in this environment of extreme complacency, such a decline can begin to rattle investors.

The month of May was characterized by elevated geopolitical tensions with North Korea, a terrorist attack in the UK that claimed more than 20 lives, a major cyber-attack affecting over 100 countries, and the firing of the F.B.I. director by President Trump creating concerns about the obstruction of justice and potential impeachment.  These events did not cause prolonged volatility in the financial markets, as might be expected given the elevated valuations of risk assets.

In July, financial markets continued to show a further appetite for risk assets despite increasing risks to the global landscape. While volatility continued to remain low and valuations continued to rise.

In August, the Fund was able to demonstrate its diversification benefits and its intended role in portfolios on August 10th and 17th by gaining 1.23% and 0.72% whilst the S&P 500 declined -1.45% and -1.54% respectively. Elevated geopolitical risks with North Korea and a terrorist attack in Spain provided downward triggers but risk assets recovered quickly illustrating the high level of complacency.

In September, financial markets continued to exhibit a high degree of complacency and vulnerability to negative shocks increased; this is illustrated by comparing the effects of the North Korean missile launches over Japan. The

HIGHMORE MANAGED VOLATILITY FUND

first launch was followed by -0.76% drop in the S&P 500 on the 5th of September (HMVZX gained 0.26%) the second launch was followed by three consecutive up days. This effect had been seen elsewhere in the previous few months where markets decline on initial news and recover quickly, with subsequent revelations having little effect and markets recovering even faster.

VIX closed at 9.19 on the 5th of October, this was the lowest closing since inception of the index in 1993, implying that the market believes the risks are at their lowest since 1993.  We believe that this is a mischaracterization of the domestic and international landscape. Domestically the Trump Administration is increasingly feeling pressure from the Mueller investigation which has the potential to hinder policy reforms by lowering the Trump Administration’s efficacy. While market participants have viewed the Administration’s future policy’s as pro-business and therefore pushed the S&P 500 Index to new highs, hindrances to policy reforms are likely sell-off triggers alongside a tightening bias amongst developed market central banks which will reduce global liquidity and increase the vulnerability to shocks.  In summary, pressure continues to build in financial markets.  In our assessment, we are closer to the end of the period of low volatility and that any rebound in volatility is likely to be violent.

YTD (October 31, 2017)(1)
HMVZX	-9.21%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index[2]	0.59%
CBOE Eurekahedge LV HF3	-9.64%
S&P 500 Index[4]	15.02%
VIX Index[5]	-24.79%

[1]	All performances are calculated from January 1, 2017.
[2]	The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
[3]	The CBOE Eurekahedge Long Volatility Index is a collaborative index between Eurekahedge and the Chicago Board Options Exchange. The Index is an equally weighted index that is designed to provide a broad measure of the performance of underlying hedge funds, who take a net long view on implied volatility with a goal of positive absolute return. The Index is base weighted at 100 at December 31, 2004, does not contain duplicate funds and is denominated in local currencies. The Index’s returns and values for the most recent 3 months shall remain provisional until all funds have reported their returns.
[4]	The S&P 500 is an index of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
[5]	The CBOE Volatility Index® (VIX® Index®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Past Performance does not guarantee future results. It is not possible to invest in an index.

The shareholder letter reflects opinions of Fund managers as of 10/31/2017. They are subject to change, any forecast made cannot be guaranteed and should not be considered investment advice.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. Investment in the Fund is also subject to several risks as described in the Fund’s prospectus. Key risks associated with the fund due to categorization as a “multi-Alternative fund” include but are not limited to: Alternative Strategies Risk, Hedge Fund Risk, Derivative Risk, Swap Agreement Risk, Futures and Options Risk, Short Sales Risk, Leverage Risk, Model Risk, Sector Risk, Investment Sub-Advisor Risk and New Fund Risk. More information about these risks and other risks can be found in the Fund’s prospectus. Please read the description of each risk carefully as there can be no assurance that the Fund will be successful in meeting its investment objective. Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies.

Diversification does not assure a profit nor protect against loss in a declining market.

The Highmore Managed Volatility Fund is distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

HIGHMORE MANAGED VOLATILITY FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of October 31, 2017

Since Inception(1)
Highmore Managed Volatility Fund – Institutional Class	(9.30)%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index(2)	0.67%
CBOE Eurekahedge Long Volatility Index(3)	(8.57)%

(1)	Inception date of the Fund was December 14, 2016.
(2)
The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

(3)
The CBOE Eurekahedge Long Volatility Index is a collaborative index between Eurekahedge and the Chicago Board Options Exchange.  The Index is an equally weighted index that is designed to provide a broad measure of the performance of underlying hedge funds, who take a net long view on implied volatility with a goal of positive absolute return.  The Index is base weighted at 100 at December 31, 2004, does not contain duplicate funds and is denominated in local currencies.  The Index’s returns and values for the most recent 3 months shall remain provisional until all funds have reported their returns.

HIGHMORE MANAGED VOLATILITY FUND

Expense Example (Unaudited)
October 31, 2017

As a shareholder of the Highmore Managed Volatility Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds.  In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(10/31/17)	(5/1/17)	(10/31/17)	(5/1/17 – 10/31/17)
Institutional Class
Actual(2)(3)	2.27%	$1,000.00	$ 942.80	$11.12
Hypothetical Example for
Comparison Purposes
(5% return before expenses)(4)	2.27%	$1,000.00	$1,013.76	$11.53

(1)	Expenses are equal to the Fund’s annualized net expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect the six-month period.
(2)	Based on the actual returns for the six-month period ended October 31, 2017 of (5.72)%.
(3)	Excluding broker expenses, your actual cost of investing would be $11.02.
(4)	Excluding broker expenses, your hypothetical cost of investing would be $11.42.

HIGHMORE MANAGED VOLATILITY FUND

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
October 31, 2017

(1)
Data expressed as a percentage of corporate bonds and short-term investments as of October 31, 2017. Data expressed excludes written options, forward currency exchange contracts, swap contracts, and open futures contracts. Please refer to the Schedule of Investments, Schedule of Options Written, Schedule of Forward Currency Exchange Contracts, Schedule of Swap Contracts and Schedule of Futures Contracts for more details on the Fund’s individual holdings.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments
October 31, 2017

	Principal
	Amount	Value

CORPORATE BONDS – 45.69% (c)

Activities Related to Credit Intermediation – 0.54%
Discover Bank
2.000%, 2/21/2018	$350,000	$350,361

Aerospace Product and Parts Manufacturing – 1.14%
Lockheed Martin Corporation
1.850%, 11/23/2018	735,000	735,965

Agencies, Brokerages, and Other Insurance Related Activities – 0.39%
MetLife, Inc.
1.903%, 12/15/2017	250,000	250,158

Automobile Dealers – 0.16%
AutoNation, Inc.
6.750%, 4/15/2018	100,000	102,138

Automotive Equipment Rental and Leasing – 1.69%
Ford Motor Credit Company LLC
1.724%, 12/6/2017	55,000	55,003
5.000%, 5/15/2018	337,000	342,854
General Motors Financial Company, Inc.
6.750%, 6/1/2018	350,000	359,835
Toyota Motor Credit Corporation
1.375%, 1/10/2018	332,000	331,996
		1,089,688

Basic Chemical Manufacturing – 0.65%
Airgas, Inc.
1.650%, 2/15/2018	166,000	166,050
Praxair, Inc.
1.050%, 11/7/2017	250,000	249,976
		416,026

Beverage Manufacturing – 2.02%
Anheuser-Busch InBev Finance, Inc.
1.250%, 1/17/2018	250,000	250,045
Anheuser-Busch InBev Worldwide, Inc.
2.200%, 8/1/2018	350,000	351,413
The Coca-Cola Company
1.150%, 4/1/2018	350,000	349,567

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2017

	Principal
	Amount	Value

Beverage Manufacturing – 2.02% – Continued
PepsiCo, Inc.
2.250%, 1/7/2019	$350,000	$352,285
		1,303,310

Cable and Other Subscription Programming – 1.12%
Comcast Corporation
5.700%, 5/15/2018	350,000	357,706
Rogers Communications, Inc. (a)
6.800%, 8/15/2018	350,000	363,709
		721,415

Commercial and Industrial Machinery
and Equipment Rental and Leasing – 0.89%
Air Lease Corporation
2.125%, 1/15/2018	339,000	339,343
International Lease Finance Corporation
3.875%, 4/15/2018	230,000	232,141
		571,484

Computer and Peripheral Equipment Manufacturing – 1.09%
Apple, Inc.
1.000%, 5/3/2018	350,000	349,254
Cisco Systems, Inc.
1.650%, 6/15/2018	350,000	350,503
		699,757

Dairy Product Manufacturing – 0.36%
Mondelez International, Inc.
6.125%, 2/1/2018	227,000	229,447

Data Processing, Hosting, and Related Services – 0.07%
Fidelity National Information Services, Inc.
2.000%, 4/15/2018	46,000	46,065

Deep Sea, Coastal, and Great Lakes Water Transportation – 0.69%
Royal Caribbean Cruises Ltd. (a)
7.250%, 3/15/2018	434,000	442,744

Depository Credit Intermediation – 4.81%
Bank of America Corporation
5.750%, 12/1/2017	305,000	306,047
2.000%, 1/11/2018	350,000	350,286
Capital One, NA
1.650%, 2/5/2018	600,000	599,848

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2017

	Principal
	Amount	Value

Depository Credit Intermediation – 4.81% – Continued
Citigroup, Inc.
6.125%, 11/21/2017	$350,000	$350,828
JPMorgan Chase & Company
6.000%, 1/15/2018	350,000	353,147
MUFG Union Bank, NA
2.625%, 9/26/2018	300,000	302,265
UBS AG (a)
5.875%, 12/20/2017	350,000	352,059
Wells Fargo & Company
5.625%, 12/11/2017	485,000	487,118
		3,101,598

Direct Selling Establishments – 0.75%
BP Capital Markets PLC (a)
1.375%, 11/6/2017	336,000	335,994
1.674%, 2/13/2018	150,000	150,108
		486,102

Drugs And Druggists’ Sundries Merchant Wholesalers – 0.23%
The Procter & Gamble Company
1.600%, 11/15/2018	150,000	149,904

Electric Power Generation, Transmission and Distribution – 1.80%
Ohio Power Company
6.050%, 5/1/2018	350,000	357,460
Pacific Gas and Electric Company
5.625%, 11/30/2017	375,000	376,316
PSEG Power LLC
2.450%, 11/15/2018	170,000	170,993
Virginia Electric & Power Company
5.400%, 4/30/2018	250,000	254,699
		1,159,468

Electrical Equipment and Component Manufacturing – 0.39%
Corning, Inc.
1.500%, 5/8/2018	250,000	249,769

Electronic Shopping – 0.54%
Amazon.com, Inc.
1.200%, 11/29/2017	350,000	349,941

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2017

	Principal
	Amount	Value

Financial Investment Activities – 1.26%
Diageo Capital PLC (a)
1.125%, 4/29/2018	$610,000	$608,592
S&P Global, Inc.
2.500%, 8/15/2018	200,000	201,144
		809,736

Fruit And Vegetable Preserving and Specialty Food Manufacturing – 0.78%
Kraft Heinz Foods Company
2.000%, 7/2/2018	503,000	503,721

General Purpose Machinery Manufacturing – 0.56%
Ingersoll-Rand Global Holding Company Ltd.
6.875%, 8/15/2018	350,000	363,885

Insurance Carriers – 2.11%
Aetna, Inc.
1.500%, 11/15/2017	350,000	349,982
Anthem, Inc.
1.875%, 1/15/2018	250,000	250,218
2.300%, 7/15/2018	50,000	50,191
Berkshire Hathaway Finance Corporation
5.400%, 5/15/2018	350,000	356,986
Cigna Corporation
6.350%, 3/15/2018	350,000	355,530
		1,362,907

Lessors of Real Estate – 0.24%
American Tower Corporation
3.400%, 2/15/2019	150,000	152,602

Medical Equipment and Supplies Manufacturing – 0.98%
Boston Scientific Corporation
2.650%, 10/1/2018	410,000	412,988
Zimmer Biomet Holdings, Inc.
2.000%, 4/1/2018	217,000	217,184
		630,172

Miscellaneous Durable Goods Merchant Wholesalers – 0.70%
Eaton Corporation
1.500%, 11/2/2017	450,000	450,000

Miscellaneous Manufacturing – 0.54%
Textron, Inc.
5.600%, 12/1/2017	350,000	351,019

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2017

	Principal
	Amount	Value

Motion Picture and Video Industries – 0.54%
The Walt Disney Company
1.500%, 9/17/2018	$350,000	$349,825

Natural Gas Distribution – 0.54%
Southern California Gas Company
1.550%, 6/15/2018	350,000	349,923

Navigational, Measuring, Electromedical,
and Control Instruments Manufacturing – 1.55%
Medtronic, Inc.
1.500%, 3/15/2018	350,000	350,078
1.375%, 4/1/2018	150,000	149,839
Northrop Grumman Corporation
1.750%, 6/1/2018	500,000	500,394
		1,000,311

Nondepository Credit Intermediation – 2.88%
American Express Company
7.000%, 3/19/2018	312,000	318,356
American Honda Finance Corporation
1.550%, 12/11/2017	150,000	150,019
Boeing Capital Corporation
2.900%, 8/15/2018	500,000	504,516
John Deere Capital Corporation
1.550%, 12/15/2017	699,000	699,083
Telefonica Emisiones SAU (a)
3.192%, 4/27/2018	183,000	184,291
		1,856,265

Oil and Gas Extraction – 0.54%
ConocoPhillips Company
1.050%, 12/15/2017	350,000	349,861

Pesticide, Fertilizer, and Other Agricultural
Chemical Manufacturing – 0.56%
E.I. du Pont de Nemours and Company
6.000%, 7/15/2018	350,000	360,439

Petroleum and Coal Products Manufacturing – 2.55%
Chevron Corporation
1.345%, 11/15/2017	250,000	250,030
1.365%, 3/2/2018	195,000	194,981

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2017

	Principal
	Amount	Value

Petroleum and Coal Products Manufacturing – 2.55% – Continued
Exxon Mobil Corporation
1.439%, 3/1/2018	$350,000	$350,070
1.305%, 3/6/2018	142,000	141,969
Statoil ASA (a)
6.700%, 1/15/2018	350,000	353,834
1.200%, 1/17/2018	350,000	349,789
		1,640,673

Pharmaceutical and Medicine Manufacturing – 0.54%
AbbVie, Inc.
1.800%, 5/14/2018	350,000	350,216

Rail Transportation – 1.07%
Burlington Northern Santa Fe, LLC
5.750%, 3/15/2018	500,000	508,127
Norfolk Southern Corporation
5.750%, 4/1/2018	180,000	182,920
		691,047

Restaurants and Other Eating Places – 1.09%
McDonald’s Corporation
2.100%, 12/7/2018	350,000	351,672
Starbucks Corporation
2.000%, 12/5/2018	350,000	351,111
		702,783

Securities and Commodity Contracts Intermediation And Brokerage – 1.52%
The Goldman Sachs Group, Inc.
2.375%, 1/22/2018	250,000	250,452
6.150%, 4/1/2018	350,000	356,315
Morgan Stanley
1.875%, 1/5/2018	371,000	371,204
		977,971

Semiconductor and Other Electronic Component Manufacturing – 0.54%
Intel Corporation
1.350%, 12/15/2017	350,000	350,011

Soap, Cleaning Compound, and Toilet Preparation Manufacturing – 1.52%
Colgate-Palmolive Company
0.900%, 5/1/2018	350,000	348,873
Ecolab, Inc.
1.550%, 1/12/2018	260,000	259,958

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2017

	Principal
	Amount	Value

Soap, Cleaning Compound, and
Toilet Preparation Manufacturing – 1.52% – Continued
Kimberly-Clark Corporation
7.500%, 11/1/2018	$350,000	$369,856
		978,687

Software Publishers – 0.54%
Microsoft Corporation
1.300%, 11/3/2018	350,000	349,129

Telecommunications – 0.96%
America Movil SAB de C.V. (a)
5.625%, 11/15/2017	200,000	200,265
AT&T, Inc.
1.400%, 12/1/2017	64,000	64,001
5.500%, 2/1/2018	350,000	353,341
		617,607

Tobacco Manufacturing – 1.38%
Philip Morris International, Inc.
5.650%, 5/16/2018	520,000	531,373
Reynolds American, Inc.
2.300%, 6/12/2018	359,000	360,135
		891,508

Waste Treatment and Disposal – 0.87%
Waste Management, Inc.
6.100%, 3/15/2018	550,000	558,917
TOTAL CORPORATE BONDS (Cost $29,467,751)		29,454,555

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
SHORT-TERM INVESTMENTS – 28.74% (c)
The Treasury Portfolio, Institutional Share Class, 0.94% (b)	18,527,967	$18,527,967
Total Short-Term Investments
(Cost $18,527,967)		18,527,967
Total Investments
(Cost $47,995,718) – 74.43%		47,982,522
Other Assets in Excess of Liabilities – 25.57%		16,479,857
Total Net Assets – 100.00%		$64,462,379

AG – German Public Limited Company
ASA – Norwegian Public Company
PLC – Public Limited Company
SAB de C.V. – Sociedad Anónima Bursátil de Capital Variable
SAU – Sociedad Anónima Unipersonal

(a)	Foreign Security.
(b)	The rate quoted is the annualized seven-day yield as of October 31, 2017.
(c)	All of the securities have been designated as collateral for written option contracts, forward currency exchange contracts, swap contacts, and open futures contracts.

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Options Written
October 31, 2017

		Notional
	Contracts	Amount	Value
OPTIONS WRITTEN
Put Options Written
S&P 500 Index
Expiration: November 2017, Exercise Price: $2,470.00	200	$49,400,000	$69,000
Total Options Written
(Premiums received $103,742)			$69,000

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Forward Currency Exchange Contracts*
October 31, 2017

							Unrealized
Settlement	Currency to		USD Value at	Currency to		USD Value at	Appreciation
Date	be Delivered		October 31, 2017	be Received		October 31, 2017	(Depreciation)**

12/20/17	1,512,000	AUD	$1,156,653	1,182,569	USD	$1,182,569	$25,916
12/20/17	575,141	USD	575,141	737,000	AUD	563,792	(11,349)
12/4/17	5,934,000	BRL	1,805,740	1,844,405	USD	1,844,405	38,665
12/4/17	1,116,418	USD	1,116,418	3,544,000	BRL	1,078,453	(37,965)
12/20/17	2,398,000	CAD	1,859,736	1,910,176	USD	1,910,176	50,440
12/20/17	2,215,749	USD	2,215,749	2,716,000	CAD	2,106,357	(109,392)
12/20/17	1,741,000	CHF	1,751,412	1,791,433	USD	1,791,433	40,021
12/20/17	1,818,638	USD	1,818,638	1,741,000	CHF	1,751,412	(67,226)
12/20/17	32,032,000	CZK	1,458,972	1,465,076	USD	1,465,076	6,104
12/20/17	972,550	USD	972,550	21,423,000	CZK	975,760	3,210
12/20/17	1,639,000	EUR	1,914,869	1,929,765	USD	1,929,765	14,896
12/20/17	2,656,676	USD	2,656,676	2,218,000	EUR	2,591,323	(65,353)
12/20/17	1,390,000	GBP	1,849,125	1,849,521	USD	1,849,521	396
12/20/17	2,679,516	USD	2,679,516	1,992,000	GBP	2,649,970	(29,546)
12/20/17	154,338,000	HUF	578,755	583,595	USD	583,595	4,840
12/20/17	797,520	USD	797,520	206,710,000	HUF	775,146	(22,374)
12/20/17	10,885,000	ILS	3,096,523	3,095,150	USD	3,095,150	(1,373)
12/20/17	2,106,186	USD	2,106,186	7,432,000	ILS	2,114,227	8,041
12/20/17	304,797,000	JPY	2,687,621	2,701,519	USD	2,701,519	13,898
12/20/17	2,589,706	USD	2,589,706	285,484,000	JPY	2,517,324	(72,382)
12/20/17	1,005,472,000	KRW	897,716	888,933	USD	888,933	(8,783)
12/20/17	882,433	USD	882,433	1,005,472,000	KRW	897,716	15,283
12/20/17	22,968,000	MXN	1,187,473	1,241,405	USD	1,241,405	53,932
12/20/17	1,877,705	USD	1,877,705	33,857,000	MXN	1,750,447	(127,258)
12/20/17	12,677,000	NOK	1,554,110	1,613,671	USD	1,613,671	59,561
12/20/17	1,601,190	USD	1,601,190	12,677,000	NOK	1,554,110	(47,080)
12/20/17	3,288,000	NZD	2,247,918	2,362,197	USD	2,362,197	114,279
12/20/17	1,460,697	USD	1,460,697	2,039,000	NZD	1,394,010	(66,687)
12/20/17	1,395,000	PLN	383,356	379,264	USD	379,264	(4,092)
12/20/17	580,745	USD	580,745	2,086,000	PLN	573,248	(7,497)
12/20/17	28,910,000	RUB	489,786	494,526	USD	494,526	4,740
12/20/17	490,749	USD	490,749	28,910,000	RUB	489,786	(963)
12/20/17	16,567,000	SEK	1,985,337	2,035,422	USD	2,035,422	50,085
12/20/17	3,021,336	USD	3,021,336	24,100,000	SEK	2,888,068	(133,268)
12/20/17	3,156,000	TRY	819,569	862,423	USD	862,423	42,854
12/20/17	1,279,625	USD	1,279,625	4,571,000	TRY	1,187,025	(92,600)

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Forward Currency Exchange Contracts* – Continued
October 31, 2017

							Unrealized
Settlement	Currency to		USD Value at	Currency to		USD Value at	Appreciation
Date	be Delivered		October 31, 2017	be Received		October 31, 2017	(Depreciation)**
12/20/17	6,069,000	ZAR	$425,495	454,398	USD	$454,398	$28,903
12/20/17	299,916	USD	299,916	4,129,000	ZAR	289,482	(10,434)
			$57,172,662			$56,833,104	$(339,558)

AUD – Australian Dollar	KRW – South Korean Won
BRL – Brazilian Real	MXN – Mexican Peso
CAD – Canadian Dollar	NOK – Norwegian Krone
CHF – Swiss Franc	NZD – New Zealand Dollar
CZK – Czech Koruna	PLN – Polish Zloty
EUR – Euro	RUB – Russian Ruble
GBP – British Pound	SEK – Swedish Krona
HUF – Hungarian Forint	TRY – Turkish Lira
ILS – Israeli New Shekel	USD – U.S. Dollar
JPY – Japanese Yen	ZAR – South African Rand

*	State Street Global Markets is the counterparty for all open forward currency exchange contracts held by the Fund as of October 31, 2017.
**	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Swap Contracts
October 31, 2017

Pay/
Receive
Total
		Return on					Unrealized
Termination		Reference	Financing	Payment		Notional	Appreciation	Counter-
Date	Security	Entity	Rate	Frequency	Shares	Amount	(Depreciation)*	party
LONG TOTAL RETURN SWAP CONTRACTS
12/14/17	Korean Composite
Stock Price Index
Futures Contracts,
	December 2017							Morgan
	Settlement	(a)	(a)	(b)	7	$522,337	$22,110	Stanley

SHORT TOTAL RETURN SWAP CONTRACTS
12/16/17	The Swiss Market Index
Futures Contracts,
	December 2017							Morgan
	Settlement	(a)	(a)	(b)	(3)	(277,943)	157	Stanley
$22,267

*	Based on the net swap value held at each counterparty, net unrealized appreciation (depreciation) is a receivable (payable).
(a)
The Fund’s swap activity is limited to total return swaps whereas the underlying instrument is a futures contract. As such, the Fund pays brokerage commissions and there is no financing rate to pay or receive associated with these instruments.

(b)
The Fund’s swap trading activity is limited to total return swaps on futures contracts. As such, they are not subject to regular payments. Payment is either made at the settlement price when the futures contract expires or when the position is offset (partially or completely). In the case of a partial offset, payment is only made or received for the portion of the position that is offset.

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Schedule of Open Futures Contacts
October 31, 2017

		Number of
		Contracts			Unrealized
		Purchased	Notional		Appreciation
Expiration Date	Issue	(Sold)	Amount	Value	(Depreciation)*
LONG FUTURES CONTRACTS
12/15/17	10 Year Australian
	Commonwealth
	Treasury Bonds	2	$153,070	$1,007	$1,926
12/7/17	10 Year Euro BTP Italian
	Government Bonds	2	232,970	606	6,614
12/7/17	10 Year Euro OAT French
	Government Bonds	2	232,970	326	3,795
12/27/17	10 Year Gilt British
	Government Bonds	1	132,815	(80)	583
12/19/17	10 Year U.S. Treasury Notes	5	504,250	(391)	1,084
11/17/17	The CAC 40 10 Euro Index	1	64,084	117	1,210
11/15/17	CBOE Volatility Index (VIX)	200	2,255,000	(60,000)	(175,802)
12/15/17	Euro STOXX 50 Index	4	171,373	1,712	3,407
12/15/17	FTSE 100 Index	10	991,792	1,992	17,625
12/21/17	FTSE/JSE Top 40 Index	6	225,703	666	9,543
11/29/17	Hang Seng Index	1	180,737	(532)	(216)
12/15/17	Mexican Stock Exchange Price
	and Quotation Index
	(MEX BOLSA)	4	101,639	(663)	(3,026)
12/8/17	Nikkei 225 Index	1	193,043	(616)	22,687
12/21/17	SPI 200 Index	3	337,979	(689)	13,770
11/1/17	VIX Weekly Index	78	813,150	(27,300)	(21,763)

SHORT FUTURES CONTRACTS
12/18/17	10 Year Canadian
	Government Bonds	(16)	(1,240,214)	372	(15,166)
12/7/17	10 Year Euro Bund German
	Government Bonds	(8)	(931,880)	(2,662)	(11,774)
11/15/17	CBOE Volatility Index (VIX)	(72)	(811,800)	16,926	(1,950)
12/15/17	E-mini S&P 500 Index	(1)	(128,635)	(220)	(5,584)
12/15/17	NASDAQ 100 E-Mini Index	(2)	(249,990)	(1,020)	(13,007)
11/17/17	OMX Stockholm 30 Index	(21)	(418,851)	(2,947)	(9,875)
11/30/17	SGX Nifty 50 Index	(13)	(269,854)	546	(2,777)
				$72,850	$(178,696)

*	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

HIGHMORE MANAGED VOLATILITY FUND

Statement of Assets and Liabilities
October 31, 2017

ASSETS:
Investments, at value (Cost $47,995,718)	$47,982,522
Cash(1)	14,048,784
Receivable for swap contracts	22,267
Deposits at broker (See Note 2 B)	3,050,107
Interest receivable	298,008
Receivable for fund shares issued	500
Prepaid expenses and other receivables	10,005
Total assets	65,412,193

LIABILITIES:
Written option contracts, at value (Premiums received $103,742)	69,000
Payable for forward currency exchange contracts	339,558
Payable for foreign currency, net (Cost $312,747)	290,119
Payable to the Adviser	74,879
Variation margin for futures contracts	72,850
Payable for administration and fund accounting fees	25,119
Payable for transfer agent fees	8,467
Payable for investments purchased	7,866
Payable for compliance fees	3,167
Payable for trustees’ fees	2,500
Payable for custodian fees	2,077
Accrued expenses and other liabilities	54,212
Total liabilities	949,814
NET ASSETS	$64,462,379

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Statement of Assets and Liabilities
October 31, 2017

NET ASSETS CONSISTS OF:
Paid-in capital	$69,349,056
Accumulated undistributed net investment loss	(400,237)
Accumulated undistributed net realized loss on investments, written option contracts expired or closed, forward currency exchange contracts,
swap contracts, futures contracts, and foreign currency translation	(4,034,627)
Net unrealized appreciation (depreciation) on:
Investments	(13,196)
Written option contracts	34,742
Forward currency exchange contracts	(339,558)
Swap contracts	22,267
Futures contracts	(178,696)
Foreign currency translation	22,628
Net unrealized depreciation	(451,813)
Total net assets	$64,462,379

Institutional
Class
Net assets	$64,462,379
Shares issued and outstanding(2)	7,103,902
Net asset value and offering price per share	$9.07

(1)	Cash held by the Fund has been designated as collateral for written option contracts, forward currency exchange contracts, swap contracts, and open futures contracts.
(2)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Statement of Operations
For the Period Inception Through October 31, 2017(1)

INVESTMENT INCOME:
Interest income	$351,849
Total investment income	351,849

EXPENSES:
Investment advisory fees (See note 3)	863,736
Administration and fund accounting fees (See note 3)	123,420
Professional fees	72,370
Transfer agent fees (See note 3)	47,762
Federal and state registration fees	34,628
Compliance fees (See note 3)	16,424
Reports to shareholders	11,420
Trustees’ fees (See note 3)	10,000
Custodian fees (See note 3)	9,831
Other	7,146
Broker expenses	8,571
Total expense before reimbursement	1,205,308
Less: Expense reimbursement by Adviser (See note 3)	(117,067)
Net expenses	1,088,241
NET INVESTMENT LOSS	(736,392)
REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(607,659)
Written option contracts expired or closed	695,284
Forward currency exchange contracts	(755,604)
Swap contracts	294,305
Futures contracts	(4,416,557)
Foreign currency translation	37,855
Net realized loss	(4,752,376)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,196)
Written option contracts	34,742
Forward currency exchange contracts	(339,558)
Swap contracts	22,267
Futures contracts	(178,696)
Foreign currency translation	22,628
Net change in unrealized depreciation	(451,813)
Net realized and change in unrealized loss on investments	(5,204,189)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,940,581)

(1)	Inception date of the Fund was December 14, 2016.

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Statement of Changes in Net Assets

For the Period
Inception through
October 31, 2017(1)
OPERATIONS:
Net investment loss	$(736,392)
Net realized loss on investments, written option contracts expired or closed, forward currency exchange contracts, swap contracts, futures contracts,
and foreign currency translation	(4,752,376)
Net change in unrealized depreciation on investments,
written option contracts, forward currency exchange contracts, swap contracts,
future contracts, and foreign currency translation	(451,813)
Net decrease in net assets resulting from operations	(5,940,581)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	70,402,960

NET INCREASE IN NET ASSETS	64,462,379

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed
net investment loss of $(400,237)	$64,462,379

(1)	Inception date of the Fund was December 14, 2016.
(2)	A summary of capital share transactions is as follows:

SHARES TRANSACTIONS:	Shares	Dollar Amounts
Issued	7,307,228	$72,327,775
Issued to holders in reinvestments of dividends	—	—
Redeemed	(203,326)	(1,924,815)
Net increase in shares outstanding	7,103,902	$70,402,960

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Financial Highlights

For the Period
Inception through
October 31, 2017(1)
PER SHARE DATA(2):

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.13)
Net realized and unrealized loss on investments	(0.80)
Total from investment operations	(0.93)
Net asset value, end of period	$9.07

TOTAL RETURN(4)	(9.30)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$64,462
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	2.51%
After expense reimbursement(5)	2.27%
Ratio of broker expenses to average net assets(5)	0.02%
Ratio of operating expenses to average net assets
excluding broker expenses (after expense reimbursement)(5)	2.25%
Ratio of net investment loss to average net assets(5)	(1.54)%
Portfolio turnover rate(4)(6)	3%

(1)	Inception date of the Fund was December 14, 2016.
(2)	For a share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and futures contracts).  The denominator includes the average fair value of long positions throughout the year ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements
October 31, 2017

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Highmore Managed Volatility Fund (the “Fund”) is a “diversified company” as that term is defined in the 1940 Act. The Fund’s investment adviser, Highmore Group Advisors, LLC ( the “Adviser”) is responsible for providing management oversight, investment advisory services, for the day-to-day management of the Fund’s assets, for selecting additional sub-advisors, and allocating assets to each Sub-Adviser, as well as compliance, sales, marketing, and operations services to the Fund.

The primary investment objective of the Fund seeks to maximize long-term, risk-adjusted total return while maintaining low correlation to the U.S. equity markets. The Fund’s secondary objective is to provide stability through varied economic and market cycles. The Fund commenced operations on December 14, 2016. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.

The Fund offers two share classes – the Institutional Class and the Advisor Class. As of October 31, 2017, the Advisor Class was not yet available. Institutional Class shares have no front end sales load, no deferred sales charge, no redemption fee, and no 12b-1 fee. The Institutional Class shares are subject to a shareholder servicing fee of up to 0.10% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures.  It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.  Equity securities, including common stocks and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively “NASDAQ”), are valued at the last reported sale price on that exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded.  If the composite mean price is not available, models such as Black-Scholes can be used to value the options.  On the last trading day prior to expiration, expiring options may be priced at intrinsic value.  These securities are categorized in Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset values (“NAV”).

Forward currency contracts maturing in two or fewer days are valued at the spot rate.  Forward currency contracts maturing in three or more days are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year.  These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.  The settlement price is the average of the prices at which a future contract trades immediately before the close of trading for the day.  Swap contracts on index futures prices are determined by using the same methods used to price the underlying index.  These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees, in good faith, deems appropriate to reflect their fair value.

The Fund has adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of October 31, 2017:

Investments at Fair Value	Level 1	Level 2	Level 3	Total

Assets
Corporate Bonds	$—	$29,454,555	$—	$29,454,555
Short-Term Investments	18,527,967	—	—	18,527,967
Swap Contracts*	—	22,267	—	22,267
Total Investments	$18,527,967	$29,476,822	$—	$48,004,789

Liabilities
Written Option Contracts	$—	$69,000	$—	$69,000
Forward Currency Exchange Contracts*	—	339,558	—	339,558
Futures Contracts*	—	178,696	—	178,696
Total Investments	$—	$587,254	$—	$587,254

*	Forward currency exchange contracts, swap contracts and futures contracts are valued at the net unrealized appreciation (depreciation) on the instrument by counterparty.

It is the Fund’s policy to record transfers at the end of the reporting period.  For the period ended October 31, 2017, there were no transfers between levels.  The Fund did not have any Level 3 investments during the period.

B.  Transactions with Brokers – The Fund’s deposits at brokers are with multiple securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for derivative instruments. The deposit at broker on the Statement of Assets and Liabilities represents the collateral for derivative instruments. The Fund may maintain cash deposits at brokers beyond the minimum broker requirements.

The Fund’s written options contracts’, equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the minimum broker requirements by the Fund would be presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

As of October 31, 2017, the Fund’s deposits at brokers on the Statement of Assets and Liabilities are as follows shown by counterparty:

Counterparty	Security Type/Contracts	Deposits
Jefferies	Written Option Contracts	$685,489
Morgan Stanley	Swap and Futures Contracts	666,925
State Street
Global Markets	Forward Currency Exchange Contracts	—
Wedbush	Futures Contracts	1,697,693
		$3,050,107

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures, and Note 2 N. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures, and Note 2 N. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Forward Currency Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 N. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market  risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

F.  Futures Contracts – The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include adverse changes in the value of such instruments. Refer to Note 2 A. for a pricing description. Refer to Note 2 Q. for further derivative disclosures, and Note 2 N. for further counterparty risk disclosure.

G.  Swap Contracts on Index Futures – The Fund is subject to price risk and interest rate risk in the normal course of pursuing its investment objectives. During the period ended October 31, 2017, the Fund entered into both long and short swap contracts on index futures. A long swap contract on index futures entitles the Fund to receive from the counterparty any appreciation on the underlying index, while obligating the Fund to pay the counterparty any depreciation on the underlying index. A short swap contract on index futures obligates the Fund to pay the counterparty any appreciation on the underlying index, while entitling the Fund to receive from the counterparty any depreciation on the underlying index.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Fund will realize gains or losses upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Refer to Note 2 A. for a pricing description. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 N. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in the value of the underlying index. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

H.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

I.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

J.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

K.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

L.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets of Institutional Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

M.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

N.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for swaps contracts on index futures to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract. Written and purchased options and futures contracts sold on an exchange do not expose the Fund to counterparty risk; however, they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

O.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

P.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the FASB Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

Q.  Derivatives – The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended October 31, 2017, the Fund’s average derivative volume is described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	46	$13,554,545
Written Option Contracts	78	$18,954,545
Forward Currency Exchange Contracts	16	$51,872,902
Long Total Return Swap Contracts	27	$1,460,546
Short Total Return Swap Contracts	27	$1,525,019
Long Futures Contracts	466	$21,754,045
Short Futures Contracts	252	$16,055,671

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2017:

	Asset Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Swap Contracts	Receivables	$22,267
Total		$22,267

	Liability Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Written Option Contracts	Written Option Contracts	$69,000
Futures Contracts*	Payables	72,028
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Payables	339,558
Interest Rate Contracts:
Futures Contracts*	Payables	822
Total		$481,408

*	The amounts disclosed represent the Fund’s variation margin for futures contracts.

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2017:

Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap	Futures
Derivatives	Contracts*	Contracts	Contracts	Contracts	Contracts	Total
Equity Contracts	$(609,061)	$695,284	$—	$294,305	$(3,310,301)	$(2,929,773)
Foreign Exchange Contracts	—	—	(755,604)	—	13,916	(741,688)
Interest Rate Futures Contracts	—	—	—	—	(1,120,172)	(1,120,172)
Total	$(609,061)	$695,284	$(755,604)	$294,305	$(4,416,557)	$(4,791,633)

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap	Futures
Derivatives	Contracts**	Contracts	Contracts	Contracts	Contracts	Total
Equity Contracts	$—	$34,742	$—	$22,267	$(165,758)	$(108,749)
Foreign Exchange Contracts	—	—	(339,558)	—	—	(339,558)
Interest Rate Futures Contracts	—	—	—	—	(12,938)	(12,938)
Total	$—	$34,742	$(339,558)	$22,267	$(178,696)	$(461,245)

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.80% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Advisor Class (See Note 5), shareholder servicing fees (See Note 5), any acquired fund fees and expenses, taxes, interest, interest on short sales, brokerage fees (including commissions, mark-ups and mark-downs), expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 2.25% of the Fund’s average daily net assets. As of October 31, 2017, the Advisor Class shares were not yet available. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expense Limitation Agreement cannot be terminated within 2 years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/2020	$117,067

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-adviser based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

FT AlphaParity, LLC
Carmika Partners, LLP
Rosen Capital Advisors, LLC
Centurion Investment Management LLC

USBFS acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended October 31, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund’s voting securities creates a presumption of control. At October 31, 2017, 96.38% of the shares outstanding of the Fund were owned by one omnibus account. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended October 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

At October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax Cost of Investments	$47,995,718
Unrealized Appreciation	1,686
Unrealized Depreciation	(14,882)
Net Unrealized Appreciation (Depreciation)	(13,196)
Undistributed Ordinary Income	—
Undistributed Long-term Capital Gain	—
Distributable Earnings	—
Other Accumulated Gain/(Loss)	(4,873,481)
Total Accumulated Gain/(Loss)	$(4,886,677)

As of October 31, 2017, the Fund had short-term and long-term capital loss carryovers of $1,548,816 and $2,647,841, respectively. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable period ended October 31, 2017, the Fund has elected to defer qualified late year losses of $739,795.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended October 31, 2017 the following table shows the reclassifications made related to net operating losses and foreign currency gains and losses:

Accumulated Undistributed Net
Realized Loss on Investments,
Written Option Contracts Expired or
Accumulated	Closed, Forward Currency Exchange
Undistributed Net	Contracts, Swap Contracts, Futures Contracts
Investment Loss	and Foreign Currency Transactions	Paid-in Capital
$336,155	$717,749	$(1,053,904)

There were no distributions made by the Fund during the period ended October 31, 2017.

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Advisor Class shares of the Fund. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Advisor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Advisor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Advisor class shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. As of October 31, 2017, Advisor Class shares are not yet available.

In addition, pursuant to a Shareholder Service Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Advisor is authorized to engage financial institutions, securities dealers and other industry professionals (“Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.10% of the average daily net asset value of each class of the Fund’s shares. For the period ended October 31, 2017, the Fund did not incur any shareholder servicing fees.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distribution and shareholder servicing fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 2.25%.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options, by the Fund for the period ended October 31, 2017, were as follows:

	Purchases*	Sales*
U.S. Government	$—	$—
Other	$10,282,447	$150,212

*	Investment transactions utilized in the calculation of the Fund’s portfolio turnover as described in the Financial Highlights are shown above.

HIGHMORE MANAGED VOLATILITY FUND

Notes to the Financial Statements – Continued
October 31, 2017

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Refer to Note 2 Q. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Swap Contracts**	$22,267	$—	$22,267	$—	$—	$22,267
Forward Currency
Exchange Contracts**	576,064	576,064	—	—	—	—
Futures Contracts***	24,270	24,270	—	—	—	—
	$622,601	$600,334	$22,267	$—	$—	$22,267

Liabilities:
Description
Written Option Contracts**	$69,000	$—	$69,000	$69,000	$—	$—
Forward Currency
Exchange Contracts**	915,622	576,064	339,558	—	339,558	—
Futures Contracts***	97,120	24,270	72,850	—	72,850	—
	$1,081,742	$600,334	$481,408	$69,000	$412,408	$—

*	In some instances, the actual collateral received/pledged may be more than the amount shown.
**
Jefferies is the prime broker for all written options, Morgan Stanley is the prime broker for all swap contracts, and State Street Global Markets is the counterparty for all open forward currency exchange contracts held by the Fund as of October 31, 2017.

***	Exchange-traded futures are held with Morgan Stanley and Wedbush.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. As of December 22, 2017, Alia M. Vasquez will no longer serve as Secretary to the Trust and will be replaced by Rachel A. Spearo.

HIGHMORE MANAGED VOLATILITY FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Highmore Managed Volatility Fund and
Board of Trustees of Series Portfolios Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, options written, forward currency exchange contracts, swap contracts, and open futures contracts, of Highmore Managed Volatility Fund (the “Fund”), a series of Series Portfolios Trust, as of October 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the period December 14, 2016 (commencement of operations) through October 31, 2017.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Highmore Managed Volatility Fund as of October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period December 14, 2016 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 29, 2017

HIGHMORE MANAGED VOLATILITY FUND

Additional Information (Unaudited)
October 31, 2017

Number of
				Portfolios	Other
				in Fund	Directorships
	Positions	Term of Office		Complex(2)	Held by
Name and	with	and Length of	Principal Occupations	Overseen	Trustee During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustee	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Retired. Counsel, Kohlberg	1	None
(born 1961)		Term;	Kravis Roberts & Co. L.P.
		Since	(2013 – 2015); Counsel,
		September	Dechert LLP (2011 – 2013).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015);
Inside Trustee,
Brandes
Investment
Trust, Chair and
President
(2000 – 2012);
Director, Inside
Trustee,
Brandes Funds
LTD
(2002 – 2012).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.

Interested Trustee

Dana L. Armour(3)	Chair,	Indefinite	Executive Vice President,	1	None
(born 1968)	Trustee	Term;	U.S. Bancorp Fund Services,
		Since	LLC (since 2013); Senior
		September	Vice President (2010 – 2013).
2015.

HIGHMORE MANAGED VOLATILITY FUND

Additional Information (Unaudited) – Continued
October 31, 2017

Number of
				Portfolios	Other
				in Fund	Directorships
	Positions	Term of Office		Complex(2)	Held by
Name and	with	and Length of	Principal Occupations	Overseen	Trustee During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustee	Past Five Years

Officers of the Trust

John J. Hedrick	President	Indefinite	Vice President, U.S.	Not	Not
(born 1977)	and Principal	Term;	Bancorp Fund Services,	Applicable	Applicable
	Executive	Since	LLC (since 2011).
	Officer	September
2015.

David A. Cox	Treasurer	Indefinite	Assistant Vice President,	Not	Not
(born 1982)	and	Term;	U.S. Bancorp Fund	Applicable	Applicable
	Principal	Since	Services, LLC (since 2011).
	Financial	January
	Officer	2016.

Jennifer E. Kienbaum	Chief	Indefinite	Vice President, U.S.	Not	Not
(born 1979)	Compliance	Term;	Bancorp Fund Services,	Applicable	Applicable
	Officer and	Since	LLC (since 2016); CCO,
	Anti-Money	January	Catholic Financial Services
	Laundering	2017.	Corp (2007 – 2012).
Officer

Alia M. Vasquez(4)	Secretary	Indefinite	Vice President, U.S.	Not	Not
(born 1980)		Term;	Bancorp Fund Services,	Applicable	Applicable
		Since	LLC, (since 2015),
		September	Assistant Vice President
		2015.	(2010 – 2015).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2017, the Trust was comprised of 10 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Ms. Armour, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

(4)	Refer to Note 8. within the Financial Statements.

HIGHMORE MANAGED VOLATILITY FUND

Additional Information (Unaudited) – Continued
October 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-467-3863.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-467-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-844-467-3863, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0% due to the Fund not paying a distribution.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2017 was 0% due to the Fund not paying a distribution.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0% due to the Fund not paying a distribution.

HIGHMORE MANAGED VOLATILITY FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Highmore Group Advisors, LLC
120 Fifth Avenue, 6th Floor
New York, NY 10011

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank National Association Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Goodwin Procter LLP 901
New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-467-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  The registrant’s inception date was December 14, 2016, and as such, there is only one fiscal year to present.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended October 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 10/31/2017
Audit Fees	$28,000
Audit-Related Fees	$0
Tax Fees	$4,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 10/31/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title) /s/ John Hedrick
   John Hedrick, President

Date   12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ John Hedrick
John Hedrick, President

Date  12/29/2017

By (Signature and Title) /s/ David Cox
David Cox, Treasurer

Date  12/29/2017